Other Information	12 Months Ended
Dec. 31, 2020
Additional information [abstract]
Other Information	Other information
a) Litigation and arbitration
Telefónica and its Group companies are party to several legal proceedings which are currently in progress in the courts of law and the arbitration bodies of the various countries in which we are present.
Based on the advice of our legal counsel it is reasonable to assume that these legal proceedings will not materially affect the financial condition or solvency of the Telefónica Group.
The contingencies arising from the litigation and commitments described below were evaluated (see Note 3.n) when the consolidated financial statements for the year ended December 31, 2020 were prepared. The provisions recorded in respect of the commitments taken as a whole are not material.
The following unresolved legal proceedings or those underway in 2020 are highlighted (see Note 25 for details of tax-related cases):
Appeal against the decision by Agencia Nacional de Telecomunicações (“ANATEL”) regarding the inclusion of interconnection and network usage revenues in the Fundo de Universalização de Serviços de Telecomunicações (“FUST”)
Vivo Group operators (currently "Telefónica Brasil"), together with other cellular operators, appealed ANATEL’s decision of December 16, 2005, to include interconnection and network usage revenues and expenses in the calculation of the amounts payable into the FUST (Fundo de Universalização de Serviços de Telecomunicações) –a fund which pays for the obligations to provide Universal Service– with retroactive application from 2000. On March 13, 2006, Regional Federal Court no. 1. granted a precautionary measure which stopped the application of ANATEL’s decision. On March 6, 2007, a ruling in favor of the wireless operators was issued, stating that it was not appropriate to include the revenues received by transfer from other operators in the taxable income for the FUST’s calculation and rejecting the retroactive application of ANATEL’s decision. On January 26, 2016, ANATEL filed an appeal to overturn this decision with Brasilia Regional Federal Court no. 1, which was also dismissed. On May 10, 2017 ANATEL appealed to the higher courts on the merits of the case.

At the same time, Telefónica Brasil and Telefónica Empresas, S.A., together with other wireline operators through ABRAFIX (Associação Brasileira de Concessionárias de Serviço Telefonico Fixo Comutado) appealed ANATEL’s decision of December 16, 2005, also obtaining the precautionary measures requested. On June 21, 2007, Federal Regional Court no. 1 ruled that it was not appropriate to include the interconnection and network usage revenues in the FUST’s taxable income and rejected the retroactive application of ANATEL’s decision. ANATEL filed an appeal to overturn this ruling on April 29, 2008, before Brasilia Federal Regional Court no. 1, which was dismissed on May 10, 2016. ANATEL filed an appeal against this dismissal.

The fixed operators filed an appeal to clarify that revenues obtained through interconnection and dedicated line operation should not be included in the calculation of the amounts payable to the FUST. In addition, the court was also requested to rule on two grounds which had not been analyzed in the initial decision: (i) that the FUST has become obsolete, among other reasons, by the advance of mobile telephony; and (ii) that amounts collected are not applied to the purpose for which the FUST was created, since only a very low percentage of the revenues collected by the FUST is used to finance fixed telephony. Although the petition for clarification was dismissed on August 23, 2016, the court noted that the FUST should not be funded with revenues from interconnection and dedicated line operation. ABRAFIX appealed to the higher courts on these two elements that had not been analyzed. ANATEL appealed all the holdings of the ruling to the higher courts.
The amount of the claim is quantified at 1% of the interconnection revenues.
Appeal against the Decision of the European Commission dated January 23, 2013, to sanction Telefónica for the infringement of Article 101 of the Treaty on the functioning of the European Union
On January 19, 2011, the European Commission initiated formal proceedings to investigate whether Telefónica, S.A. (Telefónica) and Portugal Telecom SGPS, S.A. (Portugal Telecom) had infringed European Union anti-trust laws with respect to a clause contained in the sale and purchase agreement of Portugal Telecom’s ownership interest in Brasilcel, N.V., a joint venture in which both companies were venturers and which was the owner of the Brazilian company Vivo.
On January 23, 2013, the European Commission passed a ruling on the formal proceedings. The ruling imposed a fine on Telefónica in the amount of 67 million euros, as the European Commission ruled that Telefónica and Portugal Telecom committed an infraction of Article 101 of the Treaty on the Functioning of the European Union for having entered into the agreement set forth in Clause Nine of the sale and purchase agreement of Portugal Telecom’s ownership interest of Brasilcel, N.V.
On April 9, 2013, Telefónica filed an appeal for annulment of this ruling with the European Union General Court. On August 6, 2013, the European Union General Court notified Telefónica of the response issued by the European Commission, in which the European Commission reaffirmed the main arguments of its ruling and, specifically, that Clause Nine includes a competition restriction. On September 30, 2013, Telefónica filed its reply. On December 18, 2013, the European Commission filed its appeal.
A hearing was held on May 19, 2015, at the European Union General Court.
On June 28, 2016, the European Union General Court ruled. Although it declared the existence of an infringement of competition law, it annulled Article 2 of the contested Decision and required the European Commission to reassess the amount of the fine imposed. The General Court considered that the European Commission has not neutralized the allegations and evidences provided by Telefónica on services in which there was not potential competition or were outside the scope of Clause Nine.
Telefónica understands that there are grounds for believing that the ruling does not suit at law; consequently, it filed an appeal to the Court of Justice of the European Union, on September 11, 2016.
On November 23, 2016, the European Commission filed its response against the Telefónica's appeal. On January 30, 2017, Telefónica filed its response. On March 9, 2017, the European Commission filed its rejoinder.
On December 13, 2017, the General Court dismissed the appeal filed by Telefónica. The European Commission must issue a new resolution in accordance with the judgment of the General Court of June 2016, which urged the Commission to recalculate the amount of the fine.
Decision by the High Court regarding the acquisition by Telefónica of shares in Český Telecom by way of a tender offer
Venten Management Limited ("Venten") and Lexburg Enterprises Limited ("Lexburg") were non-controlling shareholders of Cesky Telecom. In September 2005, both companies sold their shares to Telefónica in a mandatory tender offer. Subsequently, Venten and Lexburg, in 2006 and 2009, respectively, filed actions against Telefónica claiming a higher price than the price for which they sold their shares in the mandatory tender offer.
On August 5, 2016, the hearing before the High Court in Prague took place in order to decide the appeal against the second decision of the Municipal Court, which had been favorable to Telefónica's position (as was also the case with the first decision of the Municipal Court). At the end of the hearing, the High Court announced the Second Appellate Decision by which it reversed the second decision of the Municipal Court and ordered Telefónica to pay 644 million Czech korunas (approximately 23 million euros) to Venten and 227 million Czech korunas (approximately 8 million euros) to Lexburg, in each case plus interest.
On December 28, 2016, the decision was notified to Telefónica. Telefónica filed an extraordinary appeal, requesting the suspension of the effects of the decision.
In March 2017, Telefónica was notified of the decision of the Supreme Court, which ordered the suspension of the effects of the unfavorable decision to Telefónica issued by the High Court.
Venten and Lexburg filed with the Supreme Court a motion to partially abolish the suspension of enforceability of the Decision of the High Court in Prague. On January 17, 2018, Telefónica filed its response seeking dismissal of such motion for lack of legal basis.
On February 14, 2019, notification was given to Telefónica of the resolution of the Supreme Court which, based on the extraordinary appeal filed by Telefónica, abolished the decision of the High Court in Prague dated August 5, 2016 and remanded the case back to the High Court.
Claim by Entel against Telefónica de Argentina, S.A.
In 1999, Entel (the National Telecommunications Company of Argentina before its privatization) sued Telefónica de Argentina, S.A. ("TASA"), who was the licensee of the telecommunications service after the privatization process, seeking detailed and documented accounting and reimbursement of the amounts that it received from and on behalf of Entel after assuming the telecommunications service as a licensee, and of the amounts deducted as commissions.
In general terms, the items in dispute were the amounts that TASA charged on behalf of Entel soon after having taken possession as a licensee of the telecommunications service (i.e., the consumptions charges for telecommunications services from prior customers of Entel, either billed or unbilled, but pending payment at the time of the privatization). Entel also challenged the commissions that TASA discounted to Entel in exchange for the service of collection of fees on behalf of Entel. Additionally, Entel also claimed several credits received by TASA, which allegedly belonged to Entel and had not been transferred to TASA in the privatization process.
TASA replied arguing the inadmissibility of the accountability request, since such amounts had previously been submitted to the Entel Liquidating Commission without being timely challenged.
In 2010, the Court of First Instance ruled in favor of Entel and held TASA accountable to Entel.
After exhausting all legal appeals available, TASA submitted the requested accounting to Entel, which was challenged by the national government on behalf of the liquidated Entel.
Several accounting drafts and cross-claims between the parties followed, with the intervention of a court-appointed expert accountant. After several court decisions, the intervening judge rejected TASA's objections to the accounting presented by the national government and adopted the calculations made by Entel and the court-appointed expert.
Although this judicial decision was appealed, TASA's appeal was dismissed by the Court of Appeals in October 2017, confirming, to a large extent, the accounting of Entel and the court-appointed expert, but also ordering Entel to recalculate the interest. Specifically, the resolution of the Court accepted certain concepts that TASA had questioned and the application of a "judicial" interest rate (average passive rate), which implies a daily capitalization component, in detriment of the rate set forth in the privatization specifications which set a simple annual interest of 8% (which had even been used by the court-appointed expert and Entel in their calculations).
On February 22, 2018, Entel submitted the new principal and interest calculations required by the judge, claiming an amount of 1,689 million Argentine pesos (approximately 39 million euros at exchange rates on December 31, 2018).
The resolution of the Court of Appeals exhausted the ordinary remedies available. TASA filed an extraordinary appeal, which was rejected in November 2017. TASA has submitted an exceptional appeal before the Argentine Supreme Court, although this appeal does not suspend the potential execution by Entel of prior rulings against TASA.
On March 26, 2019, the Court of First Instance finally ruled to approve the amounts that ENTEL had submitted totaling 1,689 million Argentine pesos (approximately 35 million euros at exchange rates as of that date). The ruling of the Court of First Instance was confirmed by the Court of Appeals. In September 2020, ENTEL requested the court to update such amount to 3,833 million Argentine pesos (approximately 37 million euros at exchange rates as of that date).
On December 29, 2020, TASA paid 1,689 million Argentine pesos (approximately 16 million euros at exchange rates as of that date) based on the amount approved by the Court of First Instance in March 2019. The court will have to decide on the difference between the 1,689 million Argentine pesos paid and the 3,833 million Argentine pesos (approximately 37 million euros at exchange rates as of that date) requested by ENTEL.
Appeal against the resolution of ANATEL to sanction Telefónica Brasil for breaches of the Fixed Telephony Regulation
In May 2018, Telefónica filed a judicial action for annulment against a resolution issued by ANATEL (the National Telecommunications Agency of Brazil) in March 2018 concluding the PADO (“Processo Administrativo para Apuração de Descumprimento de Obrigações” or Administrative Process for Determination of Non-compliance with Obligations) investigating alleged infractions of the Fixed Telephony Regulation by Telefônica Brasil.
This PADO investigation had been suspended during the negotiations of the TAC (“Termo de Ajustamento de Conduta” or Conduct Adjustment Term) between Telefónica and ANATEL relating to this and certain other PADO investigations. Since the negotiations concluded without agreement, the suspended PADO sanctioning procedures were reactivated and finalized.
In its resolution of March 2018, ANATEL considered that Telefónica Brasil committed several infractions, in particular those related to the inadequate notice of suspension of services to defaulting users, the terms of reactivation of services after payment of outstanding amounts by defaulting users and the disagreement with the terms of refunds claimed by users of the services.
The fine imposed by ANATEL and appealed by Telefónica Brasil is approximately 211 million Brazilian reals (approximately 33 million euros), which amounted to approximately 516 million Brazilian reals after currency value updates and accrued interest as of December 31, 2020 (approximately 81 million euros).
Telefónica Brasil has appealed the fine imposed by ANATEL based, fundamentally, on the following arguments: (i) ANATEL should have considered a smaller universe of users to determine the fine and (ii) the calculation of the fine is disproportionate and based on insufficient grounds.
Telefónica Brasil has not yet paid the fine, although Telefónica Brasil has guaranteed its payment through a guarantee insurance submitted to the court.
As of the date of these financial statements, there has been no conciliation and the proceeding is following its normal course.
ICSID Arbitration Telefónica, S.A. vs. Republic of Colombia
In the local arbitration brought by Colombia against Colombia Telecomunicaciones (“ColTel”), on July 25, 2017, the local arbitration tribunal ordered ColTel to pay 470 million euros as economic compensation for the reversion of assets related to voice services in relation to the concession granted between 1994 and 2013.
On August 29, 2017, ColTel’s share capital was increased in order to make the payment ordered by the local arbitral award; Telefónica, S.A. contributed and disbursed an amount equivalent to 67.5% of the award’s amount (317 million euros) and the Colombian Government contributed an amount equivalent to the remaining 32.5% (153 million euros).
On February 1, 2018, Telefónica, S.A. filed a Request for Arbitration against Colombia at the International Centre for Settlement of Investment Disputes ("ICSID"), which was formally registered on February 20, 2018.
The ICSID Court was constituted on February 26, 2019, with José Emilio Nunes Pinto as President, Horacio A. Grigera Naón appointed by Telefónica, S.A., and Yves Derains appointed by Colombia.
Colombia filed Preliminary Objections on Jurisdiction on August 5, 2019. Telefónica, S.A. responded to Colombia’s objections in its Claimant’s Memorial on September 23, 2019, in which it also requested that Colombia pay compensation for damages caused to Telefónica, S.A.
On October 23, 2019, Colombia submitted its Complementary Objections on Jurisdiction as well as a request for Bifurcation, to which Telefónica, S.A. responded on November 29, 2019.
On January 24, 2020, the Court dismissed the request for Bifurcation presented by Colombia, ordering the continuation of the proceeding. A decision on the merits of Telefónica, S.A.’s claim is pending.
On July 3, 2020, Colombia filed its reply to the claim filed by Telefónica before the ICSID.
On November 2, 2020, Telefónica presented its response to Colombia's reply.

Telefónica's lawsuit against Millicom International Cellular for default in the sale of Telefónica Costa Rica

Telefónica, S.A. (Telefónica) and Millicom International Cellular, S.A. (Millicom) reached an agreement on February 20, 2019 for the purchase and sale of the entire capital stock of Telefónica de Costa Rica TC, S.A.
In March 2020, Telefónica informed Millicom that, once the pertinent regulatory authorizations had been obtained and all the other conditions established in the aforementioned agreement for the execution of the sale had been completed, the execution of the contract and the closing of the transaction should be in April 2020.

Millicom expressed its refusal to proceed with the closing, arguing that the competent Costa Rican administrative authorities had not issued the appropriate authorization.

On May 25, 2020, Telefónica filed a lawsuit against Millicom before the New York Supreme Court, considering that Millicom had breached the terms and conditions established in the sale contract, demanding compliance with the provisions of the aforementioned agreement, and compensation for all damages that this unjustified breach could cause to Telefónica.

On June 29, 2020, Millicom filed a Motion to Dismiss, to which Telefónica replied on July 8, 2020.

On August 3, 2020, Telefónica submitted an amendment to the lawsuit, removing the requirement to comply with the provisions of the sale and purchase contract and requesting only compensation for all damages that the unjustified breach of said agreement could cause Telefónica.

On January 5, 2021, the Motion to Dismiss filed by Millicom in June 2020 was dismissed by the New York Supreme Court.
b) Other proceedings
The Group is currently cooperating with governmental authorities (and, where appropriate, conducting the relevant internal investigations) regarding requests for information potentially related, directly or indirectly, to possible violations of applicable anti-corruption laws. Telefónica believes that, considering the size of the Group, any potential penalty as a result of matters relating to those specific information requests would not materially affect the Group's financial condition.
c) Commitments

Agreement related to the Sale of Customer Relationship Management (“CRM”) Business, Atento
As a result of the sale agreement of Atento by Telefónica, announced on October 12, 2012, and ratified on December 12, 2012, both companies signed a Master Service Agreement which regulates Atento’s relationship with the Telefónica Group as a service provider for a period of nine years and which has been amended on May 16, 2014, on November 8, 2016, on May 11, 2018 and on November 28, 2019. This period was extended only for Spain and Brazil in November 2016, for two additional years until 2023.
By virtue of this agreement, Atento became Telefónica’s preferred Contact Center and Customer Relationship Management (“CRM”) service provider, stipulating annual commitments in terms of turnover which is updated based on inflation and deflation that vary from country to country, pursuant to the volume of services Atento has been providing to the entire Group. Effective January 1, 2017, the minimum volume commitments that Telefónica must comply with have significantly decreased for Brazil and Spain. Additionally, from January 1, 2019 a new reduction of the minimum commitment has been agreed, in this case only for Spain.
Failure to meet the annual turnover commitments in principle results in the obligation to the counterparty, to pay additional amounts, which would be calculated based on the difference between the actual amount of turnover and the predetermined commitment, applying a percentage based on the Contact Center’s business margin to the final calculation.
Notwithstanding the above, as a consequence of the amendment signed with the Atento Group on May 11, 2018, from January 1, 2018 the payment obligation for failure to meet the annual turnover commitment continues to be calculated every year but will only be liquidated upon termination of the agreement. Such payment will only be due if the balance is in favor of Atento after adding certain amounts agreed between the parties and deducting an annual percentage of the Atento Group’s sales to the Telefónica Group.
The Master Agreement sets forth a reciprocal arrangement, whereby Atento assumes similar commitments to subscribe certain telecommunications services from Telefónica.
Investment Framework Agreement between the shareholders of Colombia Telecomunicaciones, S.A. ESP - Sale of shares
Pursuant to amendment nº 2 of the Framework Investment Agreement executed as of September 21, 2017, after the closing of the merger between Colombia Telecomunicaciones, S.A. ESP and Telefónica Móviles Colombia, S.A., the Colombian Government could, at any time, offer to Telefónica all or part of the shares it holds in the company, the latter being obliged to acquire them, (directly or via one of its subsidiaries) in the event that the increase in Colombia Telecomunicaciones, S.A. ESP's EBITDA (CAGR) is less than 5.75% in the measurement periods, and provided that during the twelve (12) months following the ordinary shareholders’ meetings during which the measurement was made, at least one of the following occurs: 1) Colombia Telecomunicaciones S.A. ESP has paid a brand fee or any other type of payment to the Strategic Partner for the use of its brands; or 2) Colombia Telecomunicaciones S.A. ESP orders and/or pays dividends with the favorable vote of the Strategic Partner. This right expired on March 22, 2019.
Pursuant to the exercise by Colombian Government of its right to require Telefónica to vote in favor of the register of the shares of Colombia Telecomunicaciones, S.A. ESP in the National Securities and Issuer’s Registry and in the Colombia Stock Exchange, on March 22, 2018, and upon request of the Government of Colombia, the General Shareholders Meeting of Colombia Telecomunicaciones, S.A. ESP approved to apply for the register of the shares of Colombia Telecomunicaciones, S.A. ESP in the National Securities and Issuer’s Registry and in the Colombia Stock Exchange. Telefónica is under no obligation whatsoever to purchase or transfer any of its shares in Colombia Telecomunicaciones, S.A. ESP, either as a result of the shareholders´resolution, or a result of the register in the National Securities and Issuer’s Registry or in the Colombia Stock Exchange. Following the registration in the National Securities and Issuer’s Registry on May 10, 2018, the Colombia Stock Exchange approved the conditional registration of the shares of Colombia Telecomunicaciones, S.A. ESP on May 23, 2018, subject to the effective fulfillment by the Colombian Government of the issuance of a first public tender offer to the so-called solidarity sector (“sector solidario”) pursuant to Law 226 of 1995 (December 20), which develops article 60 of the Colombian Constitution on the disposal of national property in share capital, the adoption of measures to democratize such property and other relevant provisions. On August 2, 2018, the Nation - Ministry of Finance and Public Credit, as shareholder of Colombia Telecomunicaciones, S.A. ESP, published a notice of public offering of the shares of its property in Colombia Telecomunicaciones, S.A. ESP to the solidary sector in accordance with Law 226 of 1995. Thus, resulting from said publication, Colombia Telecomunicaciones, S.A. ESP and its ordinary shares were registered in the Colombian Stock Exchange. Through Informative Document No. 242 of October 3, 2018, the Colombian Stock Exchange informed that the first stage of the sale program of the shares owned by the Nation - Ministry of Finance and Public Credit in Colombia Telecomunicaciones, S.A. ESP, aimed at the solidarity sector, was declared inconclusive as no acceptances at all were received during the term of the offer.
The period of validity of the Nation's shares sale program was one year since July 13, 2018. The Nation could extend the period one additional year, besides it could suspend or terminate in advance. The Nation did not extend the period of the sale program.
In addition, the Framework Investment Agreement provides that (a) if Telefónica decides to dispose or transfer of all or part of its shareholding in Colombia Telecomunicaciones, S.A. ESP to third parties, Telefónica commits that: (i) the acquirer or transferee will be obliged to adhere to the Framework Investment Agreement; and (ii) that the acquirer or transferee will be obliged to present an offer to purchase all of the shares in Colombia Telecomunicaciones, S.A. ESP held by the Colombian Government (that amounts to 32.5% of the share capital) at the same price and under the same terms and conditions negotiated with Telefónica, through the legally-established procedure for disposal of shares held by public entities and, (b) if the Colombian Government transfer its shares in Colombia Telecomunicaciones, S.A. ESP under certain circumstances, the Strategic Partner shall subscribe with the acquirer of the shares a new shareholders agreement which will have to be then negotiated by the parties and which, as the case may be, will include some of the rights currently held by the Colombian Government under the Framework Investment Agreement currently in force.
Agreement for the sale of the shares of Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C.
On March 1, 2016, a share purchase agreement between, on one hand, Telefónica, S.A., Telefónica Servicios Globales, S.L.U. and Telefónica Gestión de Servicios Compartidos Perú, S.A.C. (as sellers), and, on the other hand, IBM Global Services España, S.A., IBM del Perú, S.A.C., IBM Canada Limited and IBM Americas Holding, LLC (as purchasers) for the sale of the companies Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica
Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C., for a total price of approximately 22 million euros, was ratified before Notary Public. This share purchase agreement was subscribed on December 31, 2015.
Following the aforementioned share purchase agreement and in connection with the latter transaction, also, on December 31, 2015, Telefónica subscribed a master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group during a period of ten years, for a total amount of approximately 450 million euros. Most of the Telefónica Group’s subsidiary companies have already adhered to that master services agreement.
Commitments derived from the agreements reached for the acquisition of football (soccer) related rights between Telefónica (through its affiliate Telefónica Audiovisual Digital, S.L.U.) and La Liga/Mediapro and UEFA
On June 25, 2018, Telefónica was provisionally awarded with the broadcasting rights for all football (soccer) matches of the Spanish First Division Football League National Championship in the residential subscribers market for exploitation on pay television for the 2019-2022 cycle (packages 4 and 5 of the auction called by the Professional Football League). The definitive agreements were signed on July 5, 2018.
The award was granted for a total amount of 2,940 million euros, at an identical price of 980 million euros for each of the three seasons, which represents a slight decrease compared to the last season of the previous cycle. Telefónica, as the operator of these broadcasting rights for the 2019-2022 cycle, has the right to decide, design and develop the broadcasting content, which carried the Movistar hallmark for the 2019-2020 season.
Additionally, on June 28, 2018, Telefónica and Mediaproducción, S.L.U. ("Mediapro"), reached an agreement whereby Telefónica acquired the pay television rights of football (soccer) matches of the "UEFA Champions League" and "UEFA Europa League" competitions corresponding to the three seasons 2018/19, 2019/20 and 2020/21. Such matches may be included in thematic channels produced by Telefónica and be sold to private or residential clients. Telefónica will have the right to exploit such license on an exclusive basis with the exception of certain matches of the "UEFA Europa League" competition that Mediapro has reserved for its free-to-air television broadcast along with highlights programs covering both competitions. The total consideration agreed for the three seasons was 1,080 million euros (360 million euros for each of the three seasons). Telefónica may sublicense the related thematic channels to other operators interested in this content. Mediapro will have the right to receive a share of advertising revenues from the new channels that Telefónica intends to launch. These channels will carry the Movistar hallmark. The aforementioned license was subject to UEFA’s approval, which was granted in August 2018.
On December 21, 2018, Telefónica was provisionally awarded with the broadcasting rights for all football (soccer) matches of the Spanish Second Division Football League National Championship in the residential subscribers market for exploitation on pay television for the 2019-2022 cycle (package 6 of the auction called by the Professional Football League). No other bids were submitted for such package during the first round of the auction called by the Professional Football League. The award was granted for a total amount of 105 million euros (i.e., 35 million euros for each of the three seasons).
On January 11, 2019 the definitive agreement on such broadcasting rights (package 6) was signed.
On July 2, 2020 Telefónica signed an agreement for acquiring the exclusive media rights in Spain of UEFA Champions League and UEFA Europa League, as well as the UEFA Europa Conference League (a new competition to be separated from the UEFA Europa League) and UEFA Youth League, for the next cycle comprising seasons 2021/22, 2022/23 and 2023/2024, once the aforementioned agreement with Mediapro of June 28, 2018 expires.
The agreement guarantees Telefónica all media rights with respect to the main European football competitions for all its customers, both residential and horecas (hotels, restaurants, cafes, etc.).
The direct acquisition from UEFA of this "premium" content will also allow Telefónica to continue designing and selling its own produced channels and content with the best European football that could be, likewise, accessible to other operators in the market interested in this content.
The total award price for all competitions amounted to 975 million euros, i.e. 325 million euros for each of the seasons 2021/22, 2022/23 and 2023/2024, which is less than the license fees paid for the current cycle and without any year-to-year increase.
Agreement for the sale of Telefónica de Costa Rica
On February 20, 2019, Telefónica, S.A. reached an agreement with Millicom International Cellular, S.A. for the sale of 100% of Telefónica de Costa Rica TC, S.A., a company that provides fixed and mobile communication services in Costa Rica, for an amount (enterprise value) of 570 million dollars, approximately 503 million euros at the exchange rate as of the date of the agreement.
Once the relevant regulatory approvals were obtained and all the remaining conditions set forth in the agreement for the consummation of the sale of Telefónica de Costa Rica were completed, Millicom International Cellular, S.A. refused to close the acquisition arguing that one of the Costa Rican administrative authorities had not issued the appropriate authorization. On May 25, 2020, Telefónica filed a lawsuit against Millicom International Cellular, S.A before the New York Supreme Court, considering that Millicom has breached the terms and conditions established in the sale contract. Further details on this legal proceeding against Millicom International Cellular, S.A. are provided in Note 29.a) to the Consolidated Financial Statements.
On July 30, 2020, Telefónica, S.A. reached an agreement with Liberty Latin America LTD, S.A. for the sale of 100% of Telefónica de Costa Rica TC, S.A., a company that provides fixed and mobile communications services in Costa Rica, for an amount (enterprise value) of 500 million U.S. dollars, approximately 425 million euros at the exchange rate as of the date of the agreement.
The closing of this transaction is subject to certain closing conditions, including relevant regulatory approvals. As of the date of these consolidated financial statements, such conditions have not been met.
Wholesale Access Services Agreement with AT&T Mexico
On November 21, 2019, Pegaso PCS, S.A. de C.V. (“Telefónica México”) and AT&T Comunicaciones Digitales, S. de R.L. de C.V. (“AT&T Mexico”) entered into a Wholesale Access Services Agreement (“Wholesale Agreement”), under which AT&T Mexico will provide wholesale wireless access to Telefónica México on 3G, 4G and any other future technology available on Mexico.
The Wholesale Agreement has a minimum duration of eight years, renewable for additional consecutive periods of three years. Such Wholesale Agreement establishes a gradual migration of Telefónica México’s traffic to AT&T Mexico's access network over the first three years of the agreement.
As such migration is carried out, Telefónica México’s wireless access infrastructure will be turned off and, consequently, Telefónica México will no longer use the licensed spectrum which it has used in the past to operate its network.
Agreement to share network infrastructure between Telefônica Brasil (VIVO) and TIM.
On December 19, 2019 Telefônica Brasil S.A. and TIM S.A. executed two agreements for the share of 2G, 3G and 4G mobile network infrastructure. Both companies reiterate that they will preserve their commercial and customer management autonomy, regardless of any infrastructure sharing agreement.
The agreements cover the following matters:
1. 2G network Sharing: to be implemented in areas where both operators are present, so that the operator reminiscent will provide 2G mobile connectivity services to the Vivo and TIM customer base, resulting in the disconnection of overlapping sites and therefore achieving cost reduction and the optimization of spectrum use.
2. 3G and 4G network Sharing: covering only cities with less than 30 thousand inhabitants with the aim of sharing 4G and 3G network in cities where only one operator is present (coverage expansion) and where both already provide services (network consolidation).
Both agreements were approved by the Telecommunications and Competition regulatory authorities ("Agência Nacional de Telecomunicações” - ANATEL and “Conselho Administrativo de Defesa Económica” - CADE).
Contracts for the provision of IT services with Nabiax
As described in Note 2, on May 8, 2019, Telefónica, S.A. signed an agreement for the sale of a portfolio of eleven data center businesses to a company controlled by Asterion Industrial Partners SGEIC, SA. (currently, Nabiax, S.A.).
At the same time as this sale, agreements were entered into with Nabiax to provide IT services to the Telefónica Group, allowing Telefónica to continue providing IT services to its customers, in accordance with its previous commitments. Such service provision agreements have an initial term of ten years and include minimum consumption commitments in terms of capacity. These commitments are consistent with the Group's expected consumption volumes, while prices are subject to review mechanisms based on inflation and market reality.
Creation of 50:50 JV with Liberty Global for the combination of both groups' businesses in the United Kingdom
On May 7, 2020, Telefónica agreed to enter into a 50:50 joint venture with Liberty Global plc ("Liberty Global") (the "Joint Venture"). The terms of the Joint Venture are agreed pursuant to a contribution agreement dated 7 May 2020 between Telefónica, Telefonica O2 Holdings Limited, Liberty Global, Liberty Global Europe 2 Limited and a newly formed entity intended to be the future principal Joint Venture company, recently renamed VMED O2 UK Limited (the "Contribution Agreement"). The Contribution Agreement includes customary warranties, covenants and indemnities in respect of the businesses contributed to the Joint Venture. The Contribution Agreement also addresses customary matters such as conduct of business in the pre-completion period, employee, pensions and incentive matters, and insurance arrangements.
Immediately upon completion of the transaction contemplated by the Contribution Agreement, Telefónica and Liberty Global will each hold an equal number of shares in the Joint Venture vehicle. At completion, Telefónica will contribute its O2 mobile business in the United Kingdom to the Joint Venture. With effect no later than completion, Liberty Global will have contributed its Virgin Media business in the United Kingdom to the Joint Venture.
The corporate governance of the Joint Venture will be regulated by a shareholders' agreement, which will be entered into by the parties to the Contribution Agreement (the "Shareholders' Agreement"). It is expected that the Shareholders' Agreement will provide that each of Telefónica and Liberty Global will designate four of the eight members of the Board of Directors of the Joint Venture, contain provisions regulating the management of the Joint Venture, the procedure to pass resolutions on certain reserved matters and distributions to shareholders, and will also contain customary non-solicitation, non-compete and information sharing provisions. It is further expected that the Shareholders' Agreement will provide that each of Telefónica or Liberty Global will have the right to initiate an initial public offering of the Joint Venture after the third (3rd) anniversary of the closing of the transaction, with the opportunity for the other shareholder to sell shares in the initial public offering on a pro rata basis. It is also expected that there will be general restrictions on transfers of interests in the Joint Venture until the third (3rd) anniversary of the closing of the transaction, subject to certain limited exceptions. After the fifth (5th) anniversary of the closing of the transaction, each shareholder will be able to initiate a sale of the Joint Venture to a third party in accordance with certain drag procedures, subject to a right of first offer in favor of the other shareholder. The parties will also enter in certain services, licensing and other agreements upon the completion of the transaction.
Prior to the completion of the Joint Venture, both Telefónica and Liberty Global will operate their businesses independently within the United Kingdom. Completion of the Joint Venture is currently expected in mid-2021 but, pursuant to the Contribution Agreement, this is conditional upon antitrust clearance (from the Competition and Markets Authority in the United Kingdom) and a financing condition relating to the recapitalization of the Joint Venture upon completion. If these conditions are not satisfied within twenty-four months following the date of the Contribution Agreement, both parties will have the right to terminate the agreement. This is subject to an option to extend the long stop date by six months if a prospective shareholder reasonably believes that the conditions will be satisfied in this time frame.
The completion of the Joint Venture is expected to provide, after an equalization payment, Telefónica with proceeds of approximately 5.7 billion pounds sterling and Liberty Global with net proceeds of approximately 1.4 billion pounds sterling (calculated at the date of the agreement and subject to customary adjustments in this type of transactions).
Purchase Agreement for Acquisition of UPI Mobile Assets of Oi Group
On January 28, 2021, Telefónica Brasil executed the Purchase and Sale Agreement of Shares and Other Covenants (the “Oi Agreement”), by and among Oi Móvel SA - In Judicial Recovery, as seller, Telefónica Brasil, Tim S.A. and Claro S.A., as “Buyers”, and Oi S.A. - In Judicial Recovery and Telemar Norte Leste S.A. - In Judicial Recovery, as intervening parties and guarantors of the seller’s obligations. The Oi group is currently undergoing a judicial reorganization process in Brazil and the Oi Agreement was executed in connection with a judicial auction held on December 14, 2020 for the sale of assets of the Oi group’s mobile business operations (the “UPI Mobile Assets”), after the joint offer made by Telefónica Brasil and the other Buyers was declared the winning bid in the competitive bidding process under the judicial auction, which was approved by the Brazilian Judicial Reorganization Court.
Under the Oi Agreement, Telefónica Brasil is entitled to a selection of assets that will comprise its share of the UPI Mobile Assets, consisting of:
•Clients: approximately 10.5 million (corresponding to approximately 29% of UPI Mobile Assets’ total customer base) – according to ANATEL’s database of April 2020. The allocation of customers among the Buyers considered criteria intended to enhance competition among the Brazilian telecom market operators;
•Spectrum: 43MHz as a national weighted average based on population (approximately 46% of UPI Mobile Assets’ radiofrequencies). The division of frequencies among the Buyers conforms strictly to the spectrum limits established by ANATEL; and
•Infrastructure: including agreements for the use of 2.7 thousand mobile access sites (corresponding to approximately 19% of UPI Mobile Assets’ total sites).
In addition, under the Oi Agreement, the completion of the acquisition of the UPI Mobile Assets by the Buyers will take place according to the segregation plan for such assets, pursuant to which the UPI Mobile Assets will be segregated and contributed by the Oi Group to three different specific purpose entities, or “SPEs”, such that Telefónica Brasil will acquire the totality of the shares of one SPE that will hold the assets to be attributed to Telefónica Brasil pursuant to the aforementioned segregation plan, which will be separate and independent from the other SPEs. Similarly, the other two Buyers will each acquire the totality of the shares of the respective remaining SPEs, which will each hold the respective assets to be attributed to each of the two other Buyers.
The total consideration agreed to be paid by the Buyers under the Oi Agreement amounts to: (i) 16,500 million Brazilian reais (approximately 2,588 million euros), of which 15,744 million Brazilian reais (approximately 2,469 million euros) comprises the base purchase price and 756 million Brazilian reais (approximately 119 million euros) relates to amounts to be paid as consideration for transitional services to be rendered by the Oi Group to the Buyers for a period of up to twelve months, under a transitional services agreement to be entered into among the parties, or the “Transitional Services Agreement”; and (ii) 819 million Brazilian reais (approximately 128 million euros), as consideration for services to be rendered by the Oi Group to the Buyers under a take-or-pay data transmission capacity agreement to be entered into among the parties, or the “Capacity Agreement”.
Subject to the terms, conditions and payment schedule agreed upon between Oi Group and the Buyers, the consideration owed by the Buyers to Oi will be paid upon effectiveness of the transaction, which will occur on the date of the execution of the Transitional Services Agreement. Under the terms of the Oi Agreement, Telefónica Brasil will disburse an amount corresponding to 1/3rd of the total consideration, equivalent to approximately 5,500 million Brazilian reais (approximately 863 million euros).
The completion of the acquisition is also subject to certain precedent conditions usually applicable to this type of transaction and set forth in the Oi Agreement, such as the prior consent of ANATEL and approval by the Brazilian competition authority (CADE), as well as, if applicable, the approval by the general shareholders’ meeting of Telefónica Brasil, under the terms of article 256 of the Brazilian Corporations Law. As of the date of this Annual Report, the regulatory approvals that are required to be granted by the CADE and ANATEL have not yet been granted. Moreover, as of the date hereof, it is possible that such approvals required for the consummation of the transactions contemplated by the Oi Agreement acquisition may not be obtained or, if they are obtained, could impose unanticipated or adverse conditions or otherwise modify the terms thereof, including the re-allocation of assets among Telefónica Brasil and the other Buyers.
Investment Agreement with Allianz and Telefónica Germany
On October 29, 2020, Telefónica Infra Germany GmbH (a subsidiary indirectly wholly-owned by Telefónica through Telefónica Infra, S.L.U.) (“TEF Infra Germany”) entered into an investment agreement (and related contracts, including a partners’ agreement which sets forth the principles of corporate governance of the joint venture) with several entities belonging to the Allianz Group ("Allianz") and Telefónica Germany 1. Beteiligungsgesellschaft mbH (a subsidiary wholly-owned by Telefónica Germany GmbH & Co. OHG) (“TEF Germany”) for the creation of a joint venture to deploy Fiber-to-the-Home (FTTH) in Germany, pursuant to which TEF Infra Germany and TEF Germany conditionally agreed to invest up to 500 million euros equity in total (400 million euros by TEF Infra Germany and 100 million euros by TEF Germany) and Allianz conditionally agreed to invest up to 1,000 million euros through different sources of funding over a six year period.
The closing of the transaction and the acquisition of the joint control took place on December 18, 2020. The registration of Allianz and TEF Germany as limited partners of the joint venture in the German commercial registry occurred on January 21, 2021. After the closing of the transaction, the Allianz Group and the Telefónica Group each holds 50% in the joint venture under a co-control governance model. Telefónica Group’s ownership is held through TEF Infra Germany holding 40% and TEF Germany holding a 10% stake.
New long-term master services agreement in the United Kingdom
On January 7, 2021, each of Telefónica U.K. and Vodafone U.K. entered into new Master Services Agreements with Cornerstone Telecommunications Infrastructure Limited (“CTIL”), their passive tower network infrastructure partnership which is 50:50 jointly owned and operated by the two operators. The new agreements came into effect on January 1, 2021, with initial terms of 8 years, with three additional 8-year renewal periods.
CTIL was formed in 2012 through the consolidation of both Telefónica U.K. and Vodafone U.K.’s existing basic network infrastructure, including towers and masts, which were transferred to the joint operation. CTIL currently operates c.14,200 macro sites with a 2.0x tenancy ratio (including active sharing) and c.1,400 micro sites. CTIL also provides management services for the anchor tenants for a further c.5,100 third party sites where their active equipment is deployed.
The new agreements do not materially impact existing network agreements and will continue to allow CTIL to primarily serve its shareholders as well as some third parties.
Agreements for the sale by Telxius of its telecommunications tower divisions in Europe and Latin America
On January 13, 2021, Telxius signed two agreements with American Tower International, Inc. (the “Purchaser”), a subsidiary of American Tower Corporation ("ATC"), for the sale of its telecommunications towers divisions in Europe (Spain and Germany) and in Latin America (Brazil, Peru, Chile and Argentina).
The total consideration for the transactions is 7.7 billion euros (including the Purchaser’s assumption of certain future committed acquisitions), subject to certain closing adjustments.
The agreements establish the sale of approximately 30,722 telecommunication tower sites through two separate and independent transactions.
Among other aspects, the agreements include the Purchaser’s commitment to maintain employment post-closing of the transactions. Additionally, Telefónica Group operators will maintain the current tower lease agreements signed with the companies being sold so that these companies will continue to provide their services on similar terms to the operators as those currently provided. Renewal conditions do not include any new "all or nothing" clauses.
The agreements contain certain representations, warranties and covenants of the parties. Consummation of the transactions is subject to certain closing conditions, including government and regulatory approval. The agreements contain certain termination provisions and, in addition, may be terminated by Telxius if certain closing conditions have not been satisfied or waived for any reason not attributable to Telxius.
Additionally, the agreements include the transfer to the Purchaser of the towers that Telxius agreed to acquire from Telefónica Deutschland under the agreement signed on June 8, 2020, which was disclosed to the market via a notice of “Other Relevant Information” (CNMV registry number 2615) — including the towers acquired in the first phase on September 1, 2020 and the towers that will be acquired in the second phase by August 2021.
d) Environmental matters
The Group has a global environmental strategy and acts at different levels in alignment with the business strategy. The environment is a central issue throughout the Company, involving the areas of operations and management, as well as business and innovation.
Environmental strategy is the responsibility of the Board of Directors, which approves the global environmental policy and objectives, within the framework of the Group's Responsible Business Plan. The carbon reduction targets are part of the variable remuneration of the Company's employees, including the Board of Directors.
Environmental Management System (EMS) ISO 14001 is the chosen model to ensure the protection of the environment. In 2020 the Group continued to have their operators certified under the requirements of the standard.
As part of integrating the environment into the Company's strategy, in 2020 the Group issued another Green Bond —the first hybrid in the sector— based on the Telefónica Sustainable Financing Framework whereby the company had issued the first Green Bond of the sector worldwide in early 2019. The SDG Framework is in accordance with the Green Bond Principles 2018, Social Bond Principles 2018 and Sustainability Bond Guidelines 2018, each published by the International Capital Market Association.
The funds of the hybrid Green Bond (500 million euros, see Note 17) have served to finance projects aimed at increasing the Company’s energy efficiency through the process of transforming the copper network into fibre optic (85% more efficient) in Spain. The deployment of fibre made it possible to close hundreds of technical buildings, re-using much of the equipment and recycling all the material as part of the commitment to the circular economy. The Company's goal is to have 100% of its retail customers in Spain using fibre by 2025.
Furthermore, in February 2021 a new issue of hybrid bonds amounting to 1,000 million euros (see Note 31) was carried out, guaranteed by Telefónica, S.A. The net proceeds of the issue of the Securities will be subject to specific eligibility criteria to be applied to new or existing projects, as detailed in Telefónica's Sustainable Development Goals Framework (the "SDG Framework").
Sustainable financing contributes to Telefónica's decarbonisation strategy and its goals of reducing emissions and energy consumption.
e) Auditors’ fees
The services commissioned to the auditors meet the independence requirements stipulated by the Spanish Audit Law 22/2015, July 20, the US SEC rules and the Public Company Accounting Oversight Board (PCAOB).
The expenses accrued by the Group, in respect of the fees for services rendered to the various member firms of the PwC network, of which PricewaterhouseCoopers Auditores, S.L. ("PwC Auditores, S.L."), the auditors of Telefónica, S.A., forms part, amounted to 22.86 million euros and 18.72 million euros in 2020 and 2019, respectively.
The detail of these amounts is as follows:

	2020			2019
Millions of euros	PwC Auditores, S.L.	Other PwC	Total	PwC Auditores, S.L.	Other PwC	Total
Audit services	11.23	10.40	21.63	6.92	10.62	17.54
Audit-related services	0.62	0.61	1.23	0.73	0.45	1.18
Tax services	—	—	—	—	—	—
All other services (consulting, advisory, etc.)	—	—	—	—	—	—
Total	11.85	11.01	22.86	7.65	11.07	18.72
Audit services includes audit fees of Telefónica, S.A. individual and consolidated financial statements and its subsidiaries, as well as reviews of interim financial statements. These Audit services also incorporate the integrated audits of the financial statements for the annual report Form 20-F to file with the US SEC for those entities currently required including, therefore, the internal control audit over the financial information to comply with the requirements of the Sarbanes-Oxley 2002 Act (Section 404). Also includes audit work related with legal and regulatory requirements that the auditor must necessarily perform in their function and audit and reviews of financial statements in connection with financial transactions.
Audit-related services: services related to the review of the information required by regulatory authorities, agreed financial reporting procedures not requested by legal or regulatory bodies, the issuance of comfort letters, the report on the information relating to the system of internal control over financial reporting (ICFR) and the verification of the non-financial information in the annual reports.
During the years 2020 and 2019, the Principal Auditor has not performed Tax Services or any All other services, other than the Audit services or the Audit-related services in the Group.
PwC Auditores, S.L., has provided the following services to the Group during the years 2020 and 2019: the individual and consolidated financial statements audit, reviews of interim financial statements, the integrated audit of the financial statements for the annual report Form 20-F to file with the US SEC, the internal control audit over the financial information to comply with the requirements of the Sarbanes-Oxley 2002 Act (Section 404), audit and reviews of financial statements in connection with financial transactions, the issuance of comfort letters, agreed financial reporting procedures and the verification of the non-financial information in the annual reports.
Other Audit Firms other than those integrated in the international PwC network, have provided services to the Group, the total amounted to 18.20 million euros in 2020 (13.97 million euros in 2019), the detail of the audit services corresponds to 0.65 million euros in the year 2020 (0.36 million euros in 2019).
f) Trade and other guarantees
The Company is required to issue trade guarantees and deposits for concession and spectrum tender bids (see Note 19) and in the ordinary course of its business. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees and deposits issued.
g) Directors’ and Senior Executives’ compensation and other benefits
The compensation of the members of Telefónica’s Board of Directors is governed by article 35 of the Company’s By-Laws, which provides that the annual amount of the compensation to be paid thereby to all of the Directors in their capacity as such, i.e., as members of the Board of Directors and for the performance of the duty of supervision and collective decision-making inherent in such body, shall be fixed by the shareholders at the General Shareholders' Meeting. The Board of Directors shall determine the exact amount to be paid within such limit and the distribution thereof among the Directors, taking into account the duties and responsibilities assigned to each Director, their membership on Committees within the Board of Directors and other objective circumstances that it deems relevant. Furthermore, Executive Directors shall receive such compensation as the Board determines for the performance of executive duties delegated or entrusted to them by the Board of Directors. Such compensation shall conform to the Director compensation policy approved by the shareholders at the General Shareholders’ Meeting.
In accordance with the foregoing, the shareholders acting at the Ordinary General Shareholders’ Meeting held on April 11, 2003 set at 6 million euros the maximum amount of annual gross compensation to be received by the Board of Directors as a fixed allotment and as attendance fees for attending the meetings of the Advisory or Control Committees of the Board of Directors. Thus, as regards fiscal year 2020, the total amount of compensation accrued by the Directors of Telefónica, in their capacity as such, was 3,002,534 euros for the fixed allocation and for attendance fees.
The compensation of the Directors of Telefónica in their capacity as members of the Board of Directors, of the Executive Commission and/or of the Advisory or Control Committees consists of a fixed amount payable monthly and of attendance fees for attending the meetings of the Advisory or Control Committees.
Set forth below are the amounts established in fiscal year 2020 as fixed amounts for belonging to the Board of Directors, the Executive Commission and the Advisory or Control Committees of Telefónica and the attendance fees for attending meetings of the Advisory or Control Committees of the Board of Directors:

Compensation of the Board of Directors and of the Committees thereof

Amounts in euros
Position	Board of Directors	Executive Commission	Advisory or Control Committees (*)
Chairman	240,000	80,000	22,400
Vice chairman	200,000	80,000	—
Executive Member	—	—	—
Proprietary Member	120,000	80,000	11,200
Independent Member	120,000	80,000	11,200
Other external	120,000	80,000	11,200
(*) In addition, the amount of the attendance fee for each of the meetings of the Advisory or Control Committees is 1,000 euros.

In this regard, it is noted that the Executive Chairman, Mr. José María Álvarez-Pallete López, waived the receipt of the above amounts (i.e., 240,000 euros as Chairman of the Board of Directors and 80,000 euros as Chairman of the Executive Commission).
Likewise, the fixed remuneration of 1,923,100 euros established for the 2021 financial year related to executive roles carried out by Executive Chairman, Mr. José María Álvarez-Pallete López is equal to that received in the previous five years (i.e. 2020, 2019, 2018, 2017 and 2016), which was set in his capacity as Chief Operating Officer, remaining invariably after his appointment as Chairman in 2016. This compensation is a 13.8% lower to the compensation established for the position of Executive Chairman prior to his appointment as such.
The fixed remuneration, for his executive roles, of 1,600,000 euros that the Chief Operating Officer (C.O.O.), Mr. Ángel Vilá Boix, has established for the 2021 financial year is equal to the one received in the years 2020 and 2019.
Individualized description
Appendix II provides an individual breakdown by item of the compensation and benefits that the members of the Board of Directors and of the Senior Management of the Company have accrued and/or received from Telefónica, S.A. and from other companies of the Telefónica Group during fiscal year 2020. Likewise, the compensation and benefits accrued and/or received, during such year, by the members of the Company's Senior Management are broken down.